UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore Street, Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2015
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Our primary objective is to create an “all-weather” small-cap growth portfolio that has the potential to outperform in a variety of market conditions. The 2014 market environment experienced several different weather patterns which resulted in notably higher volatility. Given our focus on downside protection, we welcome more volatile market environments. To this end, we were able to capitalize on increased volatility to outpace the benchmark by 4.65% during the second half of 2014. Volatility has been more muted for the first half of 2015 which has created a headwind to relative portfolio performance.
Against this backdrop, the Meridian Growth Fund Legacy Class shares returned 11.85% for the one-year period ending June 30, 2015, compared with its benchmark, the Russell 2500 Growth Index, which returned 11.30%. We are pleased to have delivered both positive absolute and relative returns for the year.
Despite an underweight position, health care was a top contributor to outperformance as strong stock selection was more than able to offset our underweight position. Our health care stocks were up 45% which outpaced the 33% gain for the benchmark’s health care stocks. We remain underweight as health care valuations have become more demanding, and the benchmark’s biotechnology weighting has increased considerably. While we continue to find compelling long-term ideas, we believe a more cautious approach is justified given the inherent risk and volatility associated with early stage drug development.
Our holdings in the energy sector were the primary detractor from relative performance during the period while our holdings in consumer discretionary, information technology and financials contributed positively to relative performance. The industrials sector continues to be our largest overweight, as more compelling valuations, strong competitive positioning and stable fundamentals have led to a much lower risk profile than other areas of the market.
The top three positive contributors to performance during the period were Cimpress, Carter’s and SS&C.
•	Cimpress provides marketing products and services through the Internet to small and micro businesses. The company returned 108% over the one-year period due to organic revenue growth, which has accelerated for each of the last four quarters, and to the expansion of net margins. These factors, in addition to attractive acquisitions, have resulted in adjusted earnings-per-share doubling over the past two years even in the face of headwinds from currency exposures. We reduced our position during the period as the risk-reward profile for the company has become less favorable.

•	Carter’s is a leading manufacturer and retailer of infant and toddler apparel. The company continues to benefit from stable demand and solid execution, which has led to double-digit earnings growth. Key drivers of performance for Carter’s include continued store growth, e-commerce initiatives, improved OshKosh fundamentals and international expansion. We reduced the position as the company returned 56% over the period.
•	SS&C Technologies is a technology provider to the financial services industry. The company returned 42% over the one-year period. SS&C has continued to create shareholder value through its acquisition strategy – with two acquisitions being announced in the last 12 months. The most recent acquisition, Advent Software, is the largest in the company’s history. We continue to like the stability of the company’s revenues, especially now that approximately 92% of total revenues are recurring in nature. We reduced the position size, as the earnings-per-share multiple has expanded and the share price has approached our estimate of fair value.
The three largest detractors during the period were Stratasys, CHC Group and RigNet.
•	Stratasys is a 3-D printing company that specializes in rapid prototyping and additive manufacturing solutions. The company continues to invest in channel development, which has put near-term pressure on margins and

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
earnings. Given the nascent industry, we believe these investments will generate attractive long-term returns. Our investment thesis is supported by continued market share gains, a solid balance sheet and robust consumable revenue growth. We added to the position during the period.
•	CHC Group is a helicopter service company that specializes in transportation to offshore oil and gas platforms. The company underperformed over the past year due to continued low oil prices and declining activity in the offshore segment of the market. We believe the company is still well-positioned for the long term, but its exposure to large exploration and production companies will likely continue to be a drag on performance in the short term. We maintained our position.

•	RigNet provides communication- and network-based services to the oil and gas industry, specifically offshore drilling rigs. The market’s concern with the decline in offshore drilling activity negatively impacted share price performance. The outlook this year for the oil and gas industry remains difficult to predict; however, we have conviction that RigNet can still grow at a positive rate based on the recurring revenue from service contracts. We added to the position during the period.
OUTLOOK
We continue to find compelling long-term opportunities within the small- and mid-cap universe, but this is tempered in part by more challenging valuations, especially within the health care and information technology sectors. Given our risk-first approach and focus on providing downside protection, we will continue to maintain discipline and look to capitalize on opportunities created by market volatility. Our focus remains on finding companies with strong competitive positioning, attractive growth prospects, high-quality businesses and compelling valuations.
Thank you for your continued investment.
Chad Meade and Brian Schaub
Arrowpoint Asset Management LLC

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.15
Share Class	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	11.85%	16.89%	10.17%	12.76%
Investor Class (MRIGX)	11/15/13	11.56%	—	—	10.84%
Advisor Class (MRAGX)	11/15/13	11.08%	—	—	10.44%
Institutional Class (MRRGX)	12/24/14	—	—	—	3.70%
Russell 2500® Growth Index	8/1/84	11.30%	19.55%	10.32%	N/A
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
6.30.15
Cadence Design Systems, Inc.	2.95%
LPL Financial Holdings, Inc.	2.90%
Clean Harbors, Inc.	2.86%
National CineMedia, Inc.	2.29%
Solera Holdings, Inc.	2.26%
CEB, Inc.	2.16%
Carter's, Inc.	2.09%
ServiceMaster Global Holdings, Inc.	2.01%
HEICO Corp. Class A	1.99%
RigNet, Inc.	1.95%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total assets.

Sector Allocation as of 6.30.15
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
During the one-year period ending June 30, 2015, the Meridian Contrarian Fund Legacy Class shares returned 6.84%, which compares to a return of 5.92% for its primary benchmark, the Russell 2500 Index.
Performance in the period was aided by the strength of our investments in the financial and energy sectors, as well as by avoiding the utility sector, which was among the weaker sectors in the benchmark.
Our financial holdings are mainly high-quality companies that will benefit from higher interest rates. Interest rates have been near historic lows for an extended period of time, a condition that has hurt the earnings of many banks and certain financial markets, and the idea that interest rates will eventually rise is largely a consensus view. We are “bottom-up” investors and believe that our competitive advantage lies in fundamental analysis of out-of-favor companies. As such, we do not make large investments based on macroeconomic factors unless we believe that our bottom-up research has given us insight into macro trends that run counter to the prevailing market view. In this case, we have no such contrarian viewpoint about rates, per se, but our fundamental analysis of how rates may improve the earnings power of financial services companies suggests to us that the market is not accurately discounting this possibility. This situation has created an asymmetric investment opportunity in financials that we find compelling. Consistent with our overall investment strategy, within the financial sector, we focus on companies that we believe may not only benefit from a higher interest rate environment, but also are out of favor due to company-specific challenges that may be better suited to our fundamental investment process.
One such recent investment is MetLife. The company underperformed the broad market, as low rates have pressured earnings. Shareholder returns also have suffered due to the company’s designation as a Structurally Important Financial Institution (SIFI), which limits management’s ability to return excess capital to shareholders. Resolution of either of these headwinds could unlock improved earnings-per-share growth and return on invested capital and support a valuation re-rating for the company. If neither of these headwinds are resolved, we see very little risk to the status quo, as shares are currently valued at less than 10 times next year’s earnings.
Our performance in the period was hurt by our investments in the energy and industrial sectors. Energy markets continue to be volatile, and we do not have a view on the timing of a rebound. Our strategy in this sector is to take advantage of the volatility by continuing to invest in what we believe are high-quality energy companies that have attractive long-term growth opportunities.
The top three contributors to our performance for the fiscal year were Neurocrine Biosciences, ServiceMaster and Denny’s.
•	Neurocrine Biosciences is a pharmaceutical company with two development-stage programs focused on neurological and endocrine-based health problems. The company came to our attention after poor clinical trial results for one of its programs resulted in a 40% reduction in the share price. We invested because the issues with the trial were related to trial design, not drug efficacy. Management presented a credible plan for addressing the design issues, and the company’s valuation was capturing only a fraction of the potential cash flows that could be generated by both drug programs. Over the past year, both of Neurocrine’s drug programs have delivered strong clinical trial results and are on track for commercialization, which may drive significant earnings and cash flow growth. We have reduced our position somewhat over the past year due to the strong appreciation in share price but continue to hold shares in Neurocrine Biosciences.

•	ServiceMaster Global Holdings is a leading provider of termite and pest control services, home warranties and other residential services. The company had problems with marketing and service missteps at its lawn care division, which is no longer part of the company. We invested in ServiceMaster because of its dominant positions in fragmented markets, including 40% market share in home warranties, and consistent sales growth, driven by 80% customer retention and share gains from smaller competitors. The stock outperformed over the past year, as earnings results showed continued revenue growth and much better than expected profit margins driven by cost-

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
saving initiatives, lower fuel costs and product mix. We remain ServiceMaster shareholders as its business continues to improve and the sectors in which it operates remain attractive. We maintain a significant position in ServiceMaster though we have reduced our position, as the valuation multiple has increased significantly since our initial investment.
•	Denny’s is an iconic casual dining chain with approximately 1,500 franchises and 160 company-owned restaurants. The company came across our contrarian screens repeatedly during years of decline under a series of previous management teams. We invested in 2011 when strong new management took over with a coherent turnaround plan. Denny’s made solid progress, stabilizing the business with menu and marketing improvements and using solid free-cash flow to pay down debt, repurchase shares and fund a successful restaurant remodel program, though sales growth remained subdued. An inflection point came in 2014 as sales improved significantly, aided by lower gas prices that alleviated pressure on Denny’s core customer. This is a trend that accelerated through the remainder of the year and has held up in 2015. We remain shareholders though we reduced our position significantly due to the rise in the stock.
The top three detractors to performance for the year ending June 30, 2015, were – unsurprisingly, given the historic drop in oil prices – energy companies: Halcon Resources, EOG Resources Corp and National Oilwell Varco. Energy remains volatile, and as such, we are proceeding with caution. Our current energy exposure lies in leading companies that we believe have strong balance sheets and growth prospects, such as EOG, Helmrich & Payne, Corelabs and Occidental Petroleum. With the energy sector deeply out of favor, we will opportunistically look to increase our exposure to the sector. We are monitoring several companies that we believe could be attractive holdings in a rebound scenario.
OUTLOOK
Equity markets are coming off several strong years, U.S. unemployment has decreased and the strength of the dollar has improved. Prices of oil and other commodities have plummeted, which is hurting some areas of the industrial economy, and the financial markets are increasingly concerned about the timing of an inevitable increase in interest rates. Our strategy is to monitor the macro picture without attempting to predict it, to be conscious of how macro may affect the performance of the businesses in which we invest, and to take advantage of macro-induced market volatility to find opportunities in individual companies that have attractive business economics and improving fundamentals.
We thank you for your continued investment.
Jamie England, Larry Cordisco, & Jim O'Connor
Arrowpoint Asset Management LLC

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.15
Share Class	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	6.84%	16.79%	8.19%	13.22%
Investor Class (MFCIX)	11/15/13	6.67%	—	—	8.54%
Advisor Class (MFCAX)	11/15/13	6.38%	—	—	8.26%
Russell 2500® Index	2/10/94	5.92%	17.85%	9.09%	10.46%
S&P 500® Index *	2/10/94	7.41%	17.33%	7.89%	9.12%
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
*On November 1, 2013, the Fund's primary benchmark changed from the S&P 500 ® Index to the Russell 2500® Index. The S&P 500® Index now serves as the Fund's secondary index. The primary reason for the change is to compare the Fund to a primary benchmark that more closely aligns with the Fund's current strategy.

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.15
LKQ Corp.	2.51%
Pfizer, Inc.	2.48%
Bank of Hawaii Corp.	2.43%
Hologic, Inc.	2.35%
Gildan Activewear, Inc. (Canada)	2.31%
Microsoft Corp.	2.25%
NVIDIA Corp.	2.17%
CACI International, Inc. Class A	2.17%
Verint Systems, Inc.	2.09%
Alexander & Baldwin, Inc.	1.94%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total assets.

Sector Allocation as of 6.30.15
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	11	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Fellow Meridian Equity Income Fund Investor:
Thank you for your continued investment in the Fund. Since assuming management of the Fund in October 2014, performance versus the benchmark index - the S&P 500 - has improved. In the six month period ended June 30, 2015, the Meridian Equity Income Fund Legacy Class Shares returned 4.33%, beating the S&P 500 total return of 1.27%, by 306 basis points. For the full year, the Fund returned 4.46% lagging the S&P 500 return of 7.41%.
Past performance is no guarantee of future results. Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield and return will vary, and you may have a gain or loss when you sell your shares.
I would also like to welcome the shareholders who came over with the merger with the Jordan Opportunity Fund, and use this Annual Letter to describe my investment process and strategy.
Investment Process, Philosophy and Strategy
We are fundamental investors. This means that we believe in closely examining a company's financial statements, not just the profit & loss statements, but also the balance sheet (especially the balance sheet) and cash flow statements. We rip apart these numbers to identify trends in the business: growth, profit margins and inventory efficiency. But the quantitative analysis of the reported numbers divine only part of the story. At Arrowpoint, our style of fundamental investing also means investigating the intangible aspects of a company's value. As a co-founder of Arrowpoint Partners, my personal experience of seeing how we run our firm from the inside has provided tremendous perspective to understand and appreciate how the best companies stay special. Whenever possible, we meet with the management teams of our investments and follow up with visits to their facilities. Management teams matter because they set strategy, establish and promote culture. The field matters because these are the people on the front line who execute the strategy. It is critical to check that the company is on the same page. Going into the field often uncovers challenges and opportunities which won't be apparent from formal company meetings.
My personal objectives for the Fund are to (1) beat the S&P 500 total return (2) with similar or less risk than the index (3) while also generating a top-quartile dividend yield. I tend to favor growing businesses with attractive business models. While "growth-style" investing may carry risk due to high multiples to sales and earnings, I balance the portfolio volatility by also buying stocks at cyclical lows.
The Equity Income Fund tends to focus on large-cap companies with well-known brands. From time to time, the Fund may invest in smaller companies with attractive capital appreciation potential. For example, as of June 30, 2015, the portfolio holds 1% positions in OvaScience, Exact Sciences and Accelerate Diagnostics.
The investment strategy is to uncover unique business models using deep fundamental research. The sweet spot is finding growing companies with strong business models and favorable industry tailwinds.

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Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
INVESTMENT THEMES
The underlying investment theme in the Meridian Equity Income Fund is the digitization of our world. From the consumer perspective, I see this every evening when my wife watches TV in the background while focusing on her social media content and juggling between her iPhone and iPad. According to the Economist, there could be one billion smartphones in use globally by 2020. It is mind shattering to imagine the vast abundance of personally generated user data which will be captured (with our consent) as we create more and more digital accounts of our cherished analog experiences.
In our opinion, only a handful of companies will earn the trust to be your concierge into this Digital World. We own these companies in the portfolio: Amazon, Apple, Facebook, Google, LinkedIn, Microsoft and Twitter. Facebook, LinkedIn and Twitter are the largest and most valuable social networks (Facebook also owns Instagram and WhatsApp). Google and Microsoft are information productivity powerhouses. Apple and Google compete at the digital world gateway (although only Apple makes money on the hardware while it remains a tight race on the software). The proliferation of mobile screens (the super computers in your pocket) increases the value of premium entertainment content as it is multicast into every possible viewing format. Our portfolio is invested in Disney and Time Warner.
Digitization is also about companies driving the modernization of legacy applications and enabling more collaborative workflows in the enterprise. Leading this trend is pure-play software as a service (SAAS)-based enterprise resource planning (ERP) provider Workday. We also own highly profitable legacy enterprise software companies such as Oracle (and Microsoft) who are moving their customers and applications bundles to the cloud. There are also companies enabling this trend to digitization and consumer digital worlds. NVIDIA develops super-fast computational chips which are increasingly deployed in large data centers. These chips outperform Intel CPU-based servers by 10x to 100x and in some cases 1000x better results as measured by price, performance and power usage and has dramatic increased the ability to access computational power.
Finally, digitization includes companies who are on the forefront of using these new technologies to amplify their businesses. Lifestyle brands (with high brand authenticity) are leading the trend offer omni-channel shopping experience. Nike, VF Corporation (The North Face, Timberland and Vans) and Starbucks are digital marketing leaders, and they are owned in the Fund.
Other investment themes in the portfolio include:
•	Health and Wellness
•	Defense / Homeland Security / Cyberwarfare
(These themes may be discussed in future investment letters)
COMMENTS ON THE MACROECONOMY
How the portfolio has been positioned to navigate macro-risks this year
(1) Oil cut in half from $100 to $50
Black Friday is known as a major shopping holiday to usher in the holiday shopping season, but in November 2014, the oil and gas industry had its own Black Friday. After a summer of softening oil prices, the market assumed that OPEC would announce supply cuts to support weakening oil prices. Instead, on the Friday after Thanksgiving, Saudi Arabia announced that it would maintain – and even increase – its production to maintain global supply market share, and oil prices plunged 9% to $65 in a frenzied, shortened trading session. Energy company stock prices responded with fury, with shares of fracking companies getting hit the hardest.
During the three month period ended March 31, 2015, we decided to establish an overweight position in the Energy sector, primarily through holding senior bonds of Halcon Resources and buying call options on Continental Resources. The Fund outperformed the S&P with significant contribution coming from these positions. Our analysis suggested that the market was using $65 oil to price these securities, and – at the time – it seemed like energy correction was too sharp and too fast.
Since Q1, we have reduced the Fund’s sector exposure to Energy to equal weight with the S&P 500. The Fund’s energy investments are focused on oil and gas industry leaders with strong balance sheets. These holdings are National Oilwell Varco, the market share leader in oil gas equipment and EOG Resources, the leading independent E&P. Holdings also include energy infrastructure companies Kinder Morgan and MarkWest Energy. These companies are paid for the pipeline

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Portfolio Performance and Composition (Unaudited) (continued)
transportation of oil and gas products and their businesses are less exposed to oil price fluctuations. Finally, the Fund still holds Halcon Resource bonds as well as the call options on Continental Resources, but the position sizes have been significantly reduced.
(2) Greece Debt Crisis
In our opinion, the Greek debt crisis is likely contained, because it seems that the Greek people do not have the political stamina and fight left to seriously threaten exit from the Euro. Time is the enemy for Greece. The country is insolvent, and both the IMF and the U.S. Treasury have publicly stated that the country needs debt relief because it cannot repay EUR 360 billion in sovereign debt on its EUR 220 billion economy.
Meanwhile Greeks are split between the pain of ongoing austerity and the fear of leaving the Euro, and the longer Greece waits to acquiesce to Europe’s terms for extending liquidity, the worse those conditions get. On July 5th, 2015, a strong 61% majority of the Greek people voted “no” to the austerity conditions offered by Europe, yet days after failed negotiations, Prime Minister Tsipras returned with a bailout package carrying harsher conditions than the one just rejected by referendum. It remains unclear how Greece can get out of this mess and Greece remains a known "Black Swan" risk.
In a long only investment strategy (such as this and most mutual funds), there are few protective measures which can be deployed to protect against a catastrophic "40%"-type financial market crash similar to what we experience in the Dot Com Bubble and the Housing Crisis. In terms of your investment in the Equity Income Fund, the portfolio is invested primarily in large, established industry leaders with strong balance sheets. At the moment we are also holding cash between 5% and 10%.
(3) Gold
And then there is the question of gold. As a professional investor, I have researched gold since 2007 – and I can admit that I know no more now about how to predict the price of gold than I did then. I would have predicted gold to have traded at $2,000 per ounce long ago, and I would have been dead wrong. In the aftermath of the (ongoing) Greek Debt Crisis and the bursting of the Chinese stock market bubble, gold continues to break down through technical lows and is now trading at $1,100 per ounce. From a risk management perspective, I still believe gold functions as a reliable portfolio hedge during market turmoil. The Equity Income Fund holds a 2% position in Royal Gold.
QUARTERLY MOVERS
The following stocks (with greater than 1% weights in the portfolio) were large positive quarterly contributors to fund performance.
Amazon is the category killer in an industry that it invented: customer-centricity. Over the past 20 years, Amazon has made massive investments in technology to offer a personalized commerce experience. Amazon has also relentlessly invested in its vast distribution and fulfillment infrastructure to introduce a game-changing customer relationship, the Amazon Prime subscription membership with free two-day delivery. And the company continues to push the envelope with a variety of same day delivery options, ever shrinking the time gap from the order to physical delivery.
Amazon is also extending its customer-centric approach to the business-to-business B2B marketplace with Amazon Web Services. AWS is a cloud computing platform that provides businesses with fast, cheap and flexible access to computing power. AWS is used by both big (including really big) and small companies alike. As a business, AWS is big (over $7 billion in annual revenues), profitable (21% operating margin in Q2) and growing fast (AWS revenue could increase 65% this year) and it is large enough to positively skew all of Amazon into profitable growth. With Prime and AWS, Amazon has built $12 – 13 billion in annual, recurring subscription based revenues.
Illumina is the leading manufacturer of high-speed machines used to sequence, analyze and "unlock the power of the human genome". The latest flagship product, HiSeq X Ten can sequence DNA at a cost of $1,000 per genome, a five order of magnitude reduction from $100 million cost when this industry was born 15 years ago.

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Portfolio Performance and Composition (Unaudited) (continued)
Source: Illumina, August 2015
However, at a cost of $1,000 per gene sequence, it would cost $100 million to build a gene library from 100,000 volunteers, thereby pushing researchers to focus on only the most prevalent diseases. Looking ahead, as Illumina continues to drive down gene sequencing cost at a pace faster than Moore's Law, drug companies will continue to assemble larger and larger genomic data sets and invest in increasingly powerful computing clusters to decipher the slightest genetic variations and systematically unlock new knowledge about the human genome.
Note that the cost curve improvement accelerated dramatically in 2007 which coincided with massive value creation in the biotechnology industry. Illumina is also positively impacted the broad move to digitization. Illumina acquired NextBio and is positioning to offer cloud-based delivery of DNA sequencing as a service.
Here is a link to a Reuters story discussing the expansion of DNA sequencing and the gathering of DNA data, called “precision medicine.” http://bit.ly/Precision-Medicine.
Source: Bloomberg. As of June 30, 2015. NBI is the Nasdaq Biotechnology Index, which contains securities of NASDAQ-listed companies classified as either biotechnology or pharmaceuticals. Past performance is not a guarantee of future results. Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, yield and return will vary, and you may have a gain or loss when you sell your shares.
The following stocks (with greater than 1% weights in the portfolio) were large negative quarterly contributors to fund performance.

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Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
Twitter is among the largest social media platforms in the world, and it occupies a unique position in the social media environment because the communications platform is real-time and open to the public. We established the position in January 2015 – this purchase was poorly timed because the company promptly missed Q4 expectations on revenue!
Our research has focused on advertising agencies to understand why advertisers continue to increase spending on Twitter, despite public awareness that the platform is struggling to grow its user base. The agencies tell us that advertisers buy based on the size of the audience and that Twitter's 300 million users provide enough reach for it to receive its fair share of the advertising dollars moving to digital marketing. This feedback provides tangible support to the hypothesis that Twitter is a fundamentally valuable advertising platform, and that it is here to stay. Twitter remains in the portfolio, and we remain patient for new leadership and a new strategy.
Costco operates a differentiated business model, which is membership-based warehouse clubs. The paid membership base exceeds 42 million paying households and (at $55 per year) generates $2.4 billion in annual membership fees. This revenue is visible, recurring in nature, and over time, offers significant operating leverage as Costco gradually implements fee increases. Customers sign up because they receive significant value from Costco's ability to leverage its purchasing power to offer high quality brands at discounted value. Costco has always protected its brand and reputation, and, in many ways, was the original big box to think about the strategic benefits of customer relationships as opposed to driving traffic and transaction counts. Although the stock has recently lagged the broader S&P, Costco remains a core holding of the fund.
Thank you for your continued investment in the Fund.
Minyoung Sohn, CFA
Arrowpoint Asset Management LLC

Total Return Based on a $10,000 investment for the Period Ended June 30, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.15
Share Class	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	4.46%	14.24%	7.41%	7.21%
Investor Class (MRIEX)	11/15/13	4.44%	—	—	7.01%
Advisor Class (MRAEX)	11/15/13	4.24%	—	—	6.77%
S&P 500® Index	1/31/05	7.41%	17.33%	7.89%	7.73%
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Meridian Funds	16	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	17	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
6.30.15
Apple, Inc.	4.23%
Microsoft Corp.	2.45%
Amazon.com, Inc.	2.33%
Gilead Sciences, Inc.	2.30%
Starbucks Corp.	2.09%
Walt Disney Co. (The)	2.05%
Google, Inc. Class A	2.00%
NIKE Class B	2.00%
Costco Wholesale Corp.	1.99%
Equifax, Inc.	1.94%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total assets.

Sector Allocation as of 6.30.15
Sector allocations are subject to change. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Discussion of Fund Performance
Our primary objective is to create an “all-weather” small-cap growth portfolio that has the potential to outperform in a variety of market conditions. The 2014 market environment experienced several different weather patterns which resulted in notably higher volatility. Given our focus on downside protection, we welcome more volatile market environments. To this end, we were able to capitalize on increased volatility to outpace the benchmark by 4.58% during the second half of 2014. Volatility has been more muted for the first half of 2015, which has created a headwind to relative portfolio performance.
Against this backdrop, the Meridian Small Cap Growth Fund Legacy Class shares returned 14.23%, for the one-year period ending June 30, 2015, compared with its benchmark, the Russell 2000 Growth Index, which returned 12.34%. We are pleased to have delivered both positive absolute and relative returns for the period.
Despite an underweight position, health care was a top contributor to outperformance as strong stock selection was more than able to offset our underweight position. Our health care stocks were up 46% which outpaced the 33% gain for the benchmark’s health care stocks. We remain underweight as health care valuations have become more demanding, and the benchmark’s biotechnology weighting has increased considerably. While we continue to find compelling long-term ideas, we believe a more cautious approach is justified given the inherent risk and volatility associated with early stage drug development.
Our holdings in the energy sector was the primary detractor of performance during the period, while our holdings in consumer discretionary, information technology and financials contributed positively to performance. The industrials sector continues to be our largest overweight, as more compelling valuations, strong competitive positioning and stable fundamentals have led to a much lower risk profile than other areas of the market.
The top three positive contributors to performance during the period were Cimpress, 2U and ServiceMaster.
•	Cimpress provides marketing products and services through the Internet to small and micro businesses. The company returned 108% over the one-year period due to organic revenue growth, which has accelerated for each of the last four quarters, and to the expansion of net margins. These factors, in addition to attractive acquisitions, have resulted in adjusted earnings-per-share doubling over the past two years even in the face of headwinds from currency exposures. We reduced our position over the period as the risk-reward profile for the company has become less favorable.

•	2U Inc. is a leading technology company that helps enable top colleges and universities to develop and deliver online degree programs. 2U’s business development, growth and profit targets continue to track at or ahead of plan and should continue to scale higher as the company delivers on its expansion strategy. We increased our position during the year given the company’s large addressable market, limited competition and solid execution.

•	ServiceMaster provides essential residential and commercial services primarily through its Terminix (termite and pest control) and American Home Shield (home warranty) brands. We like the stability and pricing power in both of these businesses which provide essential services for homeowners. In its first year as a public company, ServiceMaster executed well, with revenue up 7% and EBITDA up 16% in the most recently reported quarter. We increased our position over the past 12 months and the company returned 98% over the period.
The three largest detractors during the period were RigNet, Stratasys and Evolution Petroleum.
•	RigNet provides communication- and network-based services to the oil and gas industry, specifically offshore drilling rigs. The market’s concern with the decline in offshore drilling activity negatively impacted share price performance. The outlook this year for the oil and gas industry remains difficult to predict; however, we have conviction that RigNet can still grow at a positive rate based on the recurring revenue from service contracts. We added to the position during the period.

•	Stratasys is a 3-D printing company that specializes in rapid prototyping and additive manufacturing solutions. The company continues to invest in channel development, which has put near-term pressure on margins and

Meridian Funds	19	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
earnings. Given the nascent industry, we believe these investments will generate attractive long-term returns. Our investment thesis is supported by continued market share gains, a solid balance sheet and robust consumable revenue growth. We added to the position during the period.
•	Evolution Petroleum is a small oil exploration and production company that uses technology to increase production rates for established oil and natural gas wells. The company declined 37% over the 12-month period, primarily due to the impact of the rapid decline in oil prices in late 2014. Despite the decline, we continue to like the company’s strong balance sheet, which has no debt. Unlike most exploration and production companies, Evolution Petroleum has positive free-cash flow even at these depressed commodity prices. We added to the position during the year.
OUTLOOK
We continue to find compelling long-term opportunities within the small-cap universe, but this is tempered in part by more challenging valuations, especially within the health care and information technology sectors. Given our risk-first approach and focus on providing downside protection, we will continue to maintain discipline and look to capitalize on opportunities created by market volatility. Our focus remains on finding companies with strong competitive positioning, attractive growth prospects, high-quality businesses and compelling valuations.
Thank you for your continued investment.
Chad Meade and Brian Schaub
Arrowpoint Asset Management LLC

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2015
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.15
Share Class	Inception	1 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	14.23%	20.43%
Investor Class (MISGX)	12/16/13	14.14%	20.37%
Advisor Class (MSGAX)	12/16/13	13.82%	20.01%
Institutional Class (MSGRX)	12/24/14	—	6.13%
Russell 2000® Growth Index	12/16/13	12.34%	12.45%
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The statements and opinions expressed are those of the author and are as of the date of this report. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	21	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.15
Heritage-Crystal Clean, Inc.	2.43%
Clean Harbors, Inc.	2.37%
CEB, Inc.	2.30%
Wolverine World Wide, Inc.	2.09%
National CineMedia, Inc.	2.03%
SP Plus Corp.	1.79%
Proto Labs, Inc.	1.69%
RigNet, Inc.	1.69%
ServiceMaster Global Holdings, Inc.	1.67%
HEICO Corp. Class A	1.64%
Portfolio holdings are subject to change. Top ten holdings are reported as a percentage of total assets.

Sector Allocation as of 6.30.15
Sector allocations are subject to change. Sector allocations are reported as a percentage of total investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	22	www.meridianfund.com

* Inception

Meridian Growth Fund
Fund Expenses
June 30, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,039.30	$4.25
Investor Class (MRIGX)	1.18%	$1,000.00	$1,037.80	$5.96
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,035.80	$7.82
Institutional Class (MRRGX)	0.90%	$1,000.00	$1,038.80	$4.55

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.84%	$1,000.00	$1,020.63	$4.21
Investor Class (MRIGX)	1.18%	$1,000.00	$1,018.94	$5.91
Advisor Class (MRAGX)	1.55%	$1,000.00	$1,017.11	$7.75
Institutional Class (MRRGX)	0.90%	$1,000.00	$1,020.33	$4.51

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.
Meridian Contrarian Fund
Fund Expenses
June 30, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.10%	$1,000.00	$1,042.50	$5.57
Investor Class (MFCIX)	1.35%	$1,000.00	$1,041.20	$6.83
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,039.80	$8.09

Meridian Funds	23	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses (continued)
June 30, 2015 (Unaudited)
Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.10%	$1,000.00	$1,019.34	$5.51
Investor Class (MFCIX)	1.35%	$1,000.00	$1,018.10	$6.76
Advisor Class (MFCAX)	1.60%	$1,000.00	$1,016.86	$8.00

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.
Meridian Equity Income Fund
Fund Expenses
June 30, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,038.20	$6.32
Investor Class (MRIEX)	1.35%	$1,000.00	$1,038.10	$6.82
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,037.40	$8.08

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.25%	$1,000.00	$1,018.60	$6.26
Investor Class (MRIEX)	1.35%	$1,000.00	$1,018.10	$6.76
Advisor Class (MRAEX)	1.60%	$1,000.00	$1,016.86	$8.00

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2015 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,058.70	$6.13
Investor Class (MISGX)	1.33%	$1,000.00	$1,057.90	$6.79
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,056.50	$8.16
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,058.70	$5.61

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.20%	$1,000.00	$1,018.84	$6.01
Investor Class (MISGX)	1.33%	$1,000.00	$1,018.20	$6.66
Advisor Class (MSGAX)	1.60%	$1,000.00	$1,016.86	$8.00
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.34	$5.51

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
June 30, 2015

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the 2% redemption fee charged on sales made within 60 days of original purchase. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877.796.3434 or access our website at www.meridianfund.com.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2015
	Shares	Value
Common Stocks - 90.6%
Consumer Discretionary - 20.4%
Distributors - 1.5%
LKQ Corp.*	1,015,476	$ 30,713,072
Diversified Consumer Services - 3.1%
Grand Canyon Education, Inc.*	485,621	20,590,330
ServiceMaster Global Holdings, Inc.*	1,116,470	40,382,720
		60,973,050
Hotels, Restaurants & Leisure - 1.7%
Dunkin' Brands Group, Inc.	605,979	33,328,845
Media - 2.3%
National CineMedia, Inc.	2,892,781	46,168,785
Specialty Retail - 6.7%
DSW, Inc. Class A	597,077	19,924,459
Five Below, Inc.*	737,999	29,173,100
Hibbett Sports, Inc.*	671,598	31,283,035
Monro Muffler Brake, Inc.	319,016	19,830,035
Sally Beauty Holdings, Inc.*	1,092,121	34,489,181
		134,699,810
Textiles, Apparel & Luxury Goods - 5.1%
Carter's, Inc.	396,179	42,113,828
Tumi Holdings, Inc.*	1,088,522	22,336,471
Wolverine World Wide, Inc.	1,351,598	38,493,511
		102,943,810
Total Consumer Discretionary		408,827,372
Energy - 4.1%
Energy Equipment & Services - 4.1%
CHC Group Ltd.*	2,600,057	2,315,351
Core Laboratories N.V. (Netherlands)	180,675	20,604,177
Dril-Quip, Inc.*	274,952	20,690,138
RigNet, Inc.*	1,282,945	39,219,629
Total Energy		82,829,295
Financials - 7.5%
Capital Markets - 5.0%
Financial Engines, Inc.	395,940	16,819,531
LPL Financial Holdings, Inc.	1,257,058	58,440,626
WisdomTree Investments, Inc.	1,153,034	25,326,392
		100,586,549
Commercial Banks - 2.2%
Bank of the Ozarks, Inc.	752,567	34,429,940
East West Bancorp., Inc.	228,387	10,236,306
		44,666,246
Real Estate Investment Trusts - 0.3%
National Storage Affiliates Trust	526,328	6,526,467
Total Financials		151,779,262
	Shares	Value
Health Care - 12.8%
Biotechnology - 2.9%
Chimerix, Inc. *	267,613	$ 12,363,721
Dyax Corp.*	395,216	10,473,224
Exact Sciences Corp.*	363,975	10,824,616
Juno Therapeutics, Inc. *	201,973	10,771,220
Neurocrine Biosciences, Inc.*	277,902	13,272,600
		57,705,381
Health Care Equipment & Supplies - 1.7%
Align Technology, Inc.*	285,442	17,900,068
LDR Holding Corp. *	402,914	17,426,030
		35,326,098
Health Care Providers & Services - 4.6%
Cooper Cos., Inc. (The)	134,645	23,962,771
DexCom, Inc.*	148,673	11,890,866
Endologix, Inc.*	1,755,091	26,923,096
Insulet Corp.*	421,435	13,058,163
Novadaq Technologies, Inc.*	665,717	8,061,833
Quidel Corp.*	389,319	8,934,871
		92,831,600
Health Care Technology - 1.7%
athenahealth, Inc.*	74,810	8,571,730
Medidata Solutions, Inc.*	190,529	10,349,535
Spectranetics Corp. (The)*	639,012	14,703,666
		33,624,931
Pharmaceuticals - 1.9%
Prestige Brands Holdings, Inc.*	582,420	26,931,101
Revance Therapeutics, Inc.*	325,361	10,405,045
		37,336,146
Total Health Care		256,824,156
Industrials - 24.9%
Aerospace & Defense - 2.0%
HEICO Corp. Class A	790,279	40,122,465
Air Freight & Logistics - 1.8%
Expeditors International of Washington, Inc.	205,555	9,477,113
Forward Air Corp.	489,222	25,566,742
		35,043,855
Commercial Services & Supplies - 3.8%
Clean Harbors, Inc.*	1,070,061	57,505,078
Ritchie Bros. Auctioneers, Inc. (Canada)	693,198	19,354,088
		76,859,166
Electrical Equipment - 1.4%
Sensata Technologies Holding N.V. (Netherlands)*	533,150	28,118,331
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2015
	Shares	Value
Machinery - 5.3%
Kennametal, Inc.	653,171	$ 22,286,195
Proto Labs, Inc.*	451,469	30,465,128
Tennant Co.	396,695	25,920,051
Woodward, Inc.	500,040	27,497,200
		106,168,574
Marine - 1.1%
Kirby Corp.*	289,874	22,221,741
Professional Services - 3.5%
Advisory Board Co. (The)*	210,339	11,499,233
CEB, Inc.	499,792	43,511,892
TriNet Group, Inc.*	581,611	14,743,839
		69,754,964
Road & Rail - 2.9%
Heartland Express, Inc.	1,462,221	29,580,731
Roadrunner Transportation Systems, Inc.*	834,314	21,525,301
Saia, Inc.*	203,098	7,979,720
		59,085,752
Trading Companies & Distributors - 3.1%
MSC Industrial Direct Co., Class A	513,860	35,852,012
WESCO International, Inc.*	390,000	26,769,600
		62,621,612
Total Industrials		499,996,460
Information Technology - 19.9%
Electronic Equipment & Instruments - 1.8%
Trimble Navigation Ltd.*	1,544,075	36,223,999
Internet Software & Services - 4.5%
ChannelAdvisor Corp.*	1,121,391	13,400,623
Cimpress, N.V. (Netherlands)*	118,935	10,009,570
CoStar Group, Inc.*	52,924	10,651,484
Dealertrack Technologies, Inc.*	409,210	25,694,296
Demandware, Inc.*	218,540	15,533,823
SPS Commerce, Inc.*	237,049	15,597,824
		90,887,620
IT Services - 2.9%
Euronet Worldwide, Inc.*	327,013	20,176,702
Gartner, Inc.*	433,053	37,147,286
		57,323,988
Software - 9.7%
Cadence Design Systems, Inc.*	3,014,943	59,273,779
Descartes Systems Group, Inc. (The)*	125,802	2,019,122
Fleetmatics Group Plc (Ireland)*	188,374	8,821,555
	Shares	Value
RealPage, Inc.*	521,363	$ 9,942,392
SolarWinds, Inc.*	724,173	33,406,101
Solera Holdings, Inc.	1,019,652	45,435,693
SS&C Technologies Holdings, Inc.	574,422	35,901,375
		194,800,017
Technology Hardware, Storage & Peripherals - 1.0%
Stratasys Ltd.*	582,858	20,359,230
Total Information Technology		399,594,854
Materials - 1.0%
Chemicals - 1.0%
Valspar Corp. (The)	240,297	19,661,101
Total Materials		19,661,101
Total Investments - 90.6% (Cost $1,611,041,077)		1,819,512,500
Cash and Other Assets, Less Liabilities - 9.4%		188,282,803
Net Assets - 100.0%		$2,007,795,303
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2015
	Shares	Value
Common Stocks - 91.5%
Consumer Discretionary - 20.1%
Automotives - 0.7%
Harley-Davidson, Inc.	88,533	$ 4,988,835
Distributors - 2.5%
LKQ Corp.*	557,256	16,854,208
Diversified Consumer Services - 2.6%
Regis Corp.*	296,000	4,664,960
ServiceMaster Global Holdings, Inc.*	359,177	12,991,432
		17,656,392
Food & Staples Retailing - 1.2%
Fresh Market, Inc. (The) *	248,000	7,970,720
Hotels, Restaurants & Leisure - 2.1%
Denny's Corp.*	381,247	4,426,278
Las Vegas Sands Corp.	181,060	9,518,324
		13,944,602
Multiline Retail - 0.5%
Fred's, Inc. Class A	190,000	3,665,100
Specialty Retail - 5.5%
Children's Place, Inc. (The)	188,161	12,307,611
Dick's Sporting Goods, Inc.	204,455	10,584,635
Five Below, Inc.*	116,317	4,598,011
Inter Parfums, Inc.	100,637	3,414,613
Select Comfort Corp.*	225,878	6,792,152
		37,697,022
Textiles, Apparel & Luxury Goods - 5.0%
Coach, Inc.	211,913	7,334,309
Gildan Activewear, Inc. (Canada)	468,000	15,556,320
Tumi Holdings, Inc.*	536,451	11,007,974
		33,898,603
Total Consumer Discretionary		136,675,482
Energy - 5.9%
Energy Equipment & Services - 1.3%
Core Laboratories N.V. (Netherlands)	30,565	3,485,632
Helmerich & Payne, Inc.	72,661	5,116,788
		8,602,420
Oil, Gas & Consumable Fuels - 4.6%
Cameco Corp.	572,464	8,174,786
EOG Resources, Inc.	125,600	10,996,280
Occidental Petroleum Corp.	159,026	12,367,452
		31,538,518
Total Energy		40,140,938
	Shares	Value
Financials - 13.3%
Commercial Banks - 7.8%
Bank of Hawaii Corp.	245,157	$ 16,347,069
Citigroup, Inc.	235,000	12,981,400
Citizens Financial Group Inc.	451,918	12,341,880
Synchrony Financial *	344,876	11,356,767
		53,027,116
Insurance - 2.9%
MetLife, Inc.	120,000	6,718,800
Old Republic International Corp.	819,878	12,814,693
		19,533,493
Real Estate Investment Trusts - 0.7%
Rayonier, Inc.	187,929	4,801,586
Real Estate Management & Development - 1.9%
Alexander & Baldwin, Inc.	332,003	13,080,918
Total Financials		90,443,113
Health Care - 12.9%
Biotechnology - 1.2%
Neurocrine Biosciences, Inc.*	175,906	8,401,271
Health Care Equipment & Supplies - 2.9%
CR Bard, Inc.	71,681	12,235,947
Endologix, Inc.*	468,447	7,185,977
		19,421,924
Health Care Providers & Services - 3.0%
Hologic, Inc. *	415,000	15,794,900
Insulet Corp.*	141,000	4,368,885
		20,163,785
Life Sciences Tools & Services - 1.7%
Accelerate Diagnostics, Inc. *	170,150	4,391,571
ICON, Plc*	102,500	6,898,250
		11,289,821
Pharmaceuticals - 4.1%
Impax Laboratories, Inc.*	151,923	6,976,304
Nektar Therapeutics *	347,605	4,348,538
Pfizer, Inc.	497,043	16,665,852
		27,990,694
Total Health Care		87,267,495
Industrials - 10.9%
Air Freight & Logistics - 2.0%
Hub Group, Inc. Class A*	237,543	9,582,485
UTi Worldwide, Inc.*	392,039	3,916,469
		13,498,954
Building Products - 1.3%
NCI Building Systems, Inc.*	595,368	8,972,196
Commercial Services & Supplies - 1.9%
Clean Harbors, Inc.*	233,200	12,532,168
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2015
	Shares	Value
Machinery - 3.2%
Lindsay Corp.	33,500	$ 2,944,985
Stanley Black & Decker, Inc.	69,064	7,268,296
Xylem, Inc.	310,132	11,496,593
		21,709,874
Marine - 0.7%
Kirby Corp.*	57,385	4,399,134
Professional Services - 1.1%
Verisk Analytics, Inc., Class A*	105,000	7,639,800
Road & Rail - 0.7%
Norfolk Southern Corp.	56,700	4,953,312
Total Industrials		73,705,438
Information Technology - 26.4%
Electronic Equipment & Instruments - 2.1%
FLIR Systems, Inc.	238,051	7,336,732
Trimble Navigation Ltd.*	298,534	7,003,608
		14,340,340
Internet Software & Services - 5.0%
Bankrate, Inc.*	280,328	2,940,641
LinkedIn Corp. Class A*	35,000	7,232,050
Marketo, Inc.*	214,490	6,018,589
RetailMeNot, Inc. *	185,000	3,298,550
Twitter, Inc. *	216,901	7,856,154
Yelp, Inc. *	151,567	6,521,928
		33,867,912
IT Services - 3.0%
Broadridge Financial Solutions, Inc.	109,040	5,453,090
CACI International, Inc. Class A*	180,500	14,600,645
		20,053,735
Semiconductors - 6.0%
Linear Technology Corp.	218,221	9,651,915
Mellanox Technologies Ltd.*	134,204	6,520,973
NVIDIA Corp.	727,357	14,627,149
Power Integrations, Inc.	218,651	9,878,652
		40,678,689
Software - 7.9%
Barracuda Networks, Inc.*	95,603	3,787,791
Fortinet, Inc.*	248,459	10,268,810
Microsoft Corp.	343,258	15,154,841
Silver Spring Networks, Inc.*	450,303	5,588,260
Verint Systems, Inc.*	231,700	14,074,616
Zynga, Inc. Class A*	1,755,853	5,021,740
		53,896,058
	Shares	Value
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	83,599	$ 10,485,405
Stratasys Ltd.*	162,656	5,681,574
		16,166,979
Total Information Technology		179,003,713
Materials - 0.7%
Metals & Mining - 0.7%
Newmont Mining Corp.	194,000	4,531,840
Total Materials		4,531,840
Telecommunication Services - 1.3%
Diversified Telecommunications - 1.3%
Iridium Communications, Inc.*	997,121	9,063,830
Total Telecommunication Services		9,063,830
Total Investments - 91.5% (Cost $516,413,126)		620,831,849
Cash and Other Assets, Less Liabilities - 8.5%		57,936,052
Net Assets - 100.0%		$678,767,901
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
June 30, 2015
	Shares	Value
Common Stocks - 76.7%
Consumer Discretionary - 16.3%
Hotels, Restaurants & Leisure - 4.4%
Las Vegas Sands Corp.	14,500	$ 762,265
Restaurant Brands International, Inc.	13,000	496,730
Starbucks Corp.	21,036	1,127,845
		2,386,840
Internet & Catalog Retail - 2.4%
Amazon.com, Inc.*	2,900	1,258,861
Media - 3.8%
Time Warner, Inc.	11,000	961,510
Walt Disney Co. (The)^	9,693	1,106,359
		2,067,869
Specialty Retail - 1.9%
TJX Companies, Inc. (The)^	15,500	1,025,635
Textiles, Apparel & Luxury Goods - 3.8%
NIKE Class B	9,970	1,076,960
VF Corp.	14,000	976,360
		2,053,320
Total Consumer Discretionary		8,792,525
Consumer Staples - 7.3%
Beverages - 1.7%
Brown-Forman Corp. Class B	9,000	901,620
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.^	7,930	1,071,026
Food Products - 1.0%
Hershey Co. (The)	6,000	532,980
Tobacco - 2.6%
Altria Group, Inc.	18,000	880,380
Reynolds American, Inc.	7,413	553,454
		1,433,834
Total Consumer Staples		3,939,460
Energy - 4.5%
Energy Equipment & Services - 1.9%
National Oilwell Varco, Inc.	21,000	1,013,880
Oil, Gas & Consumable Fuels - 2.6%
Cameco Corp.	21,500	307,020
EOG Resources, Inc.	5,694	498,510
Kinder Morgan, Inc.	8,847	339,636
MarkWest Energy Partners LP	4,595	259,066
		1,404,232
Total Energy		2,418,112
Financials - 4.8%
Commercial Banks - 4.0%
JPMorgan Chase & Co.	12,554	850,659
U.S. Bancorp	13,656	592,670
Wells Fargo & Co.	12,919	726,565
		2,169,894
	Shares	Value
Diversified Financial Services - 0.8%
Intercontinental Exchange, Inc.	1,836	$ 410,548
Total Financials		2,580,442
Health Care - 11.1%
Biotechnology - 6.1%
Biogen, Inc.*	1,450	585,713
Exact Sciences Corp.*	18,888	561,729
Gilead Sciences, Inc.	10,590	1,239,877
OvaScience, Inc. *	14,000	405,020
Vertex Pharmaceuticals, Inc. *	4,342	536,150
		3,328,489
Life Sciences Tools & Services - 2.4%
Accelerate Diagnostics, Inc. *	20,000	516,200
Illumina, Inc. *	3,500	764,260
		1,280,460
Pharmaceuticals - 2.6%
Novartis AG, ADR	6,660	654,944
Perrigo Co., Plc	3,967	733,221
		1,388,165
Total Health Care		5,997,114
Industrials - 7.9%
Aerospace & Defense - 2.7%
General Dynamics Corp.	2,563	363,152
Lockheed Martin Corp.	3,496	649,906
Raytheon Co.	4,754	454,863
		1,467,921
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	7,000	678,370
Professional Services - 1.9%
Equifax, Inc.	10,801	1,048,669
Road & Rail - 0.9%
Union Pacific Corp.^	4,957	472,749
Trading Companies & Distributors - 1.1%
WW Grainger, Inc.	2,628	621,916
Total Industrials		4,289,625
Information Technology - 20.3%
Communications Equipment - 0.9%
QUALCOMM, Inc.	7,974	499,412
Internet Software & Services - 7.4%
Alibaba Group Holding Ltd. ADR*	8,888	731,216
Facebook, Inc. Class A*	9,952	853,533
Google, Inc. Class A*,^	2,000	1,080,080
LinkedIn Corp. Class A*	3,660	756,266
Twitter, Inc. *	15,000	543,300
		3,964,395
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
June 30, 2015
	Shares	Value
IT Services - 2.4%
Black Knight Financial Services, Inc. Class A*	18,500	$ 571,095
International Business Machines Corp.	4,250	691,305
		1,262,400
Semiconductors - 1.5%
NVIDIA Corp.	40,000	804,400
Software - 3.5%
Microsoft Corp.^	30,000	1,324,500
Oracle Corp.^	14,500	584,350
		1,908,850
Technology Hardware, Storage & Peripherals - 4.6%
Apple, Inc.^	18,205	2,283,362
Stratasys Ltd.*	6,000	209,580
		2,492,942
Total Information Technology		10,932,399
Materials - 3.6%
Chemicals - 2.0%
Dow Chemical Co. (The)	10,027	513,082
Mosaic Co. (The)	12,500	585,625
		1,098,707
Metals & Mining - 1.6%
Royal Gold, Inc.	13,500	831,465
Total Materials		1,930,172
Utilities - 0.9%
Multi-Utilities - 0.9%
Dominion Resources, Inc.	7,660	512,224
Total Utilities		512,224
Total Common Stocks - 76.7% (Cost $39,451,073)		41,392,073

	Principal Value
Corporate Bonds - 0.9%
Energy - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Halcon Resources Corp., 9.75%, 7/15/20	$ 750,000	504,375
Total Corporate Bonds - 0.9% (Cost $544,947)		504,375

	Number of Contracts	Value
Call Options Purchased - 0.4%
Continental Resources, Inc. Expiring January 20, 2017 at $40.00	150	$ 138,000
Halliburton Co. Expiring January 20, 2017 at $50.00	150	51,600
Microsoft Corp. Expiring January 15, 2016 at $50.00	50	4,000
Twitter, Inc. Expiring January 20, 2017 at $50.00	25	9,000
Total Call Options Purchased - 0.4% (Cost $240,848)		202,600
Total Investments - 78.0% (Cost $40,236,868)		42,099,048
Cash and Other Assets, Less Liabilities - 22.0%		11,862,297
Net Assets - 100.0%		$ 53,961,345

	Number of Contracts	Value
Call Options Written - (0.0)%
Apple, Inc. Expiring August 21, 2015 at $145.00	(14)	$ (392)
Illumina, Inc. Expiring September 18, 2015 at $230.00	(8)	(5,568)
NIKE, Inc., Class B Expiring October 16, 2015 at $115.00	(10)	(1,830)
Stratasys Ltd.
Expiring January 15, 2016 at $50.00	(20)	(2,200)
Expiring January 20, 2017 at $50.00	(20)	(8,400)
Total Call Options Written - (0.0)% (Premium received $(55,831))		$ (18,390)
ADR—American Depositary Receipt.
Plc—Public Limited Company

^	Securities, or a portion thereof, were pledged as collateral for call options written by the Fund.
*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2015
	Shares	Value
Common Stocks - 90.0%
Consumer Discretionary - 21.2%
Auto Components - 1.0%
Dorman Products, Inc.*	53,896	$ 2,568,683
Distributors - 0.7%
Fenix Parts, Inc.*	166,345	1,666,777
Diversified Consumer Services - 4.4%
2U, Inc.*	121,875	3,923,156
Grand Canyon Education, Inc.*	65,317	2,769,441
ServiceMaster Global Holdings, Inc.*	114,759	4,150,833
		10,843,430
Hotels, Restaurants & Leisure - 2.7%
Del Frisco's Restaurant Group, Inc.*	184,627	3,439,601
Papa Murphy's Holdings, Inc.*	71,349	1,478,352
Texas Roadhouse, Inc.	47,861	1,791,437
		6,709,390
Leisure Equipment & Products - 1.4%
Arctic Cat, Inc.	36,047	1,197,121
Malibu Boats, Inc. Class A*	118,543	2,381,529
		3,578,650
Media - 2.8%
National CineMedia, Inc.	315,291	5,032,044
Rentrak Corp.*	26,007	1,815,289
		6,847,333
Specialty Retail - 5.4%
Boot Barn Holdings, Inc. *	104,256	3,336,192
DavidsTea, Inc.*	10,695	229,835
Five Below, Inc.*	73,190	2,893,201
Hibbett Sports, Inc.*	86,503	4,029,310
Monro Muffler Brake, Inc.	26,218	1,629,711
Winmark Corp.	14,133	1,392,100
		13,510,349
Textiles, Apparel & Luxury Goods - 2.8%
Tumi Holdings, Inc.*	85,632	1,757,169
Wolverine World Wide, Inc.	182,276	5,191,220
		6,948,389
Total Consumer Discretionary		52,673,001
Energy - 4.1%
Energy Equipment & Services - 2.5%
Era Group, Inc. *	97,033	1,987,236
RigNet, Inc.*	137,010	4,188,396
		6,175,632
Oil, Gas & Consumable Fuels - 1.6%
Evolution Petroleum Corp.	615,085	4,053,410
Total Energy		10,229,042
	Shares	Value
Financials - 4.6%
Capital Markets - 2.6%
Financial Engines, Inc.	44,835	$ 1,904,591
PennantPark Investment Corp.	167,484	1,470,510
WisdomTree Investments, Inc.	142,388	3,127,552
		6,502,653
Commercial Banks - 1.5%
Bank of the Ozarks, Inc.	82,260	3,763,395
Real Estate Investment Trusts - 0.5%
National Storage Affiliates Trust	105,125	1,303,550
Total Financials		11,569,598
Health Care - 15.9%
Biotechnology - 5.7%
Aduro Biotech Inc.*	11,620	352,435
Atara Biotherapeutics, Inc. *	23,927	1,262,388
Blueprint Medicines Corp.*	57,628	1,526,566
Cellectis SA, ADR *	14,306	516,160
Chimerix, Inc. *	27,884	1,288,241
Exact Sciences Corp.*	44,191	1,314,240
Neurocrine Biosciences, Inc.*	28,796	1,375,297
OvaScience, Inc. *	41,581	1,202,938
Repligen Corp.*	29,462	1,215,897
Spark Therapeutics, Inc. *	20,811	1,254,279
Versartis, Inc.*	80,637	1,227,295
Xencor, Inc. *	70,146	1,541,108
		14,076,844
Health Care Equipment & Supplies - 6.0%
Endologix, Inc.*	185,081	2,839,143
Insulet Corp.*	53,411	1,654,940
LDR Holding Corp. *	55,680	2,408,160
Merit Medical Systems, Inc.*	102,513	2,208,130
Nevro Corp. *	25,073	1,347,674
Novadaq Technologies, Inc.*	110,091	1,333,202
Quidel Corp.*	53,992	1,239,116
Spectranetics Corp. (The)*	83,153	1,913,350
		14,943,715
Health Care Providers & Services - 1.0%
National Research Corp. Class A	63,034	895,713
Trupanion, Inc. *	181,423	1,494,926
		2,390,639
Health Care Technology - 1.0%
Castlight Health Inc. Class B*	142,337	1,158,623
Evolent Health, Inc. Class A*	10,695	208,553
Medidata Solutions, Inc.*	21,900	1,189,608
		2,556,784
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2015
	Shares	Value
Pharmaceuticals - 2.2%
Marinus Pharmaceuticals, Inc.*	110,797	$ 1,285,245
Prestige Brands Holdings, Inc.*	66,190	3,060,626
Revance Therapeutics, Inc.*	39,024	1,247,987
		5,593,858
Total Health Care		39,561,840
Industrials - 27.6%
Aerospace & Defense - 1.6%
HEICO Corp. Class A	79,982	4,060,686
Air Freight & Logistics - 2.3%
Forward Air Corp.	67,605	3,533,037
Park-Ohio Holdings Corp.	46,030	2,230,614
		5,763,651
Commercial Services & Supplies - 8.2%
Clean Harbors, Inc.*	109,541	5,886,733
Heritage-Crystal Clean, Inc.*	410,270	6,030,969
InnerWorkings, Inc.*	188,883	1,259,850
Ritchie Bros. Auctioneers, Inc. (Canada)	95,540	2,667,477
SP Plus Corp.*	170,011	4,438,987
		20,284,016
Electrical Equipment - 0.9%
Power Solutions International, Inc.*	40,989	2,214,226
Industrial Conglomerates - 0.6%
Raven Industries, Inc.	77,034	1,566,101
Machinery - 4.4%
Kennametal, Inc.	80,371	2,742,259
Proto Labs, Inc.*	62,196	4,196,986
Tennant Co.	48,678	3,180,620
voxeljet AG ADR (Germany)*	126,124	862,688
		10,982,553
Professional Services - 4.6%
Advisory Board Co. (The)*	27,027	1,477,566
CEB, Inc.	65,656	5,716,011
TriNet Group, Inc.*	99,342	2,518,320
TrueBlue, Inc.*	59,170	1,769,183
		11,481,080
Road & Rail - 3.1%
Heartland Express, Inc.	197,227	3,989,902
Roadrunner Transportation Systems, Inc.*	85,890	2,215,962
Saia, Inc.*	36,498	1,434,007
		7,639,871
Trading Companies & Distributors - 1.9%
Titan Machinery, Inc.*	80,980	1,192,835
WESCO International, Inc.*	50,918	3,495,012
		4,687,847
Total Industrials		68,680,031
	Shares	Value
Information Technology - 15.1%
Electronic Equipment & Instruments - 1.0%
DTS, Inc.*	39,920	$ 1,217,161
Mesa Laboratories, Inc.	15,763	1,401,330
		2,618,491
Internet Software & Services - 6.2%
Carbonite, Inc.*	198,658	2,346,151
ChannelAdvisor Corp.*	275,685	3,294,436
Cimpress, N.V. (Netherlands)*	15,501	1,304,564
Dealertrack Technologies, Inc.*	46,890	2,944,223
LivePerson, Inc.*	224,169	2,199,098
New Relic Inc. *	12,478	439,101
SciQuest, Inc.*	81,283	1,203,801
SPS Commerce, Inc.*	27,473	1,807,723
		15,539,097
IT Services - 2.3%
Cass Information Systems, Inc.	59,924	3,368,927
Euronet Worldwide, Inc.*	37,024	2,284,381
		5,653,308
Software - 4.5%
Advent Software, Inc.	18,562	820,626
Callidus Software, Inc.*	126,437	1,969,889
Descartes Systems Group, Inc. (The)*	16,443	263,910
Exa Corp.*	162,974	1,817,160
Fleetmatics Group Plc (Ireland)*	25,527	1,195,430
RealPage, Inc.*	62,832	1,198,206
SolarWinds, Inc.*	84,402	3,893,464
		11,158,685
Technology Hardware, Storage & Peripherals - 1.1%
Stratasys Ltd.*	78,629	2,746,511
Total Information Technology		37,716,092
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2015
	Shares	Value
Materials - 1.5%
Chemicals - 1.5%
Balchem Corp.	65,264	$ 3,636,510
Total Materials		3,636,510
Total Investments - 90.0% (Cost $208,164,264)		224,066,114
Cash and Other Assets, Less Liabilities - 10.0%		24,824,505
Net Assets - 100.0%		$248,890,619
ADR—American Depositary Receipt.
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company

*	Non-income producing securities
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2015	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1]	$1,819,512,500	$620,831,849	$42,099,048	$224,066,114
Cash and cash equivalents	193,145,586	51,920,165	11,871,945	27,068,566
Receivables and other assets:
Fund shares purchased	438,450	9,156	14,250	2,030,816
Investments sold	—	10,348,317	—	—
Dividends and Interest	241,281	291,110	61,602	88,419
Prepaid expenses	74,616	52,018	53,876	44,135
Total Assets	2,013,412,433	683,452,615	54,100,721	253,298,050

Liabilities
Payables and other accrued expenses:
Call options written[2]	—	—	18,390	—
Fund shares sold	708,371	261,230	48,500	124,948
Investments purchased	3,302,568	3,719,797	—	4,011,940
Investment advisory fees	1,257,740	570,339	38,955	188,356
Distribution fees	331	—	216	31
Service plan fees	12,945	298	406	16,507
Professional fees	140,153	49,289	17,066	18,924
Directors' fees	1,322	491	22	10
Transfer agent fees	48,926	28,756	1,109	21,686
Other	144,774	54,514	14,712	25,029
Total liabilities	5,617,130	4,684,714	139,376	4,407,431
Net Assets	$2,007,795,303	$678,767,901	$53,961,345	$248,890,619

Net Assets Consist of
Paid in capital	$1,622,969,651	$496,796,884	$50,155,426	$229,061,124
Accumulated net realized gain on investments, written options, and foreign currency transactions	176,354,229	78,329,598	1,906,298	3,927,645
Net unrealized appreciation on investments and foreign currency translations	208,471,423	104,418,723	1,862,180	15,901,850
Net unrealized appreciation on written options	—	—	37,441	—
Undistributed (distributions in excess of) net investment income	—	(777,304)	—	—
Net Assets	$2,007,795,303	$678,767,901	$53,961,345	$248,890,619
[1] Investments at cost	1,611,041,077	516,413,126	40,236,868	208,164,264

[2]	Written options, premium received of $—, $—, $55,831, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2015	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,937,346,211	$677,138,489	$53,125,370	$ 59,459,125
Shares outstanding[3]	51,250,824	16,744,278	4,245,176	4,581,136
Net Asset value per share (offering and redemption price)	$ 37.80	$ 40.44	$ 12.51	$ 12.98
Investor Class
Net Assets	$ 42,061,714	$ 1,007,592	$ 335,310	$131,210,528
Shares outstanding[3]	1,118,405	24,943	26,762	10,113,611
Net Asset value per share (offering and redemption price)	$ 37.61	$ 40.40	$ 12.53	$ 12.97
Advisor Class
Net Assets	$ 8,812,689	$ 621,820	$ 500,665	$ 45,185,955
Shares outstanding[3]	235,817	15,459	40,059	3,500,581
Net Asset value per share (offering and redemption price)	$ 37.37	$ 40.22	$ 12.50	$ 12.91
Institutional Class
Net Assets	$ 19,574,689	$ —	$ —	$ 13,035,011
Shares outstanding[3]	517,924	—	—	1,003,966
Net Asset value per share (offering and redemption price)	$ 37.79	$ —	$ —	$ 12.98

[3]	500,000,000 shares authorized, $0.01 par value.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2015	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 8,986,325	$ 7,930,418	$ 442,208	$ 642,401
Foreign taxes withheld	(100,496)	(81,522)	(2,011)	(7,279)
Interest Income	—	—	52,300	—
Total investment income	8,885,829	7,848,896	492,497	635,122

Expenses
Investment advisory fees	15,283,202	7,097,226	215,449	1,242,499
Custodian fees	185,800	72,219	11,741	30,784
Distribution and service plan fees:
Investor Class	74,240	550	212	30,745
Advisor Class	30,518	2,014	1,185	77,401
Directors' fees	258,608	91,646	2,776	15,321
Pricing fees	195,531	82,758	22,598	31,350
Audit and tax fees	133,248	38,295	3,080	6,884
Legal fees	91,484	32,128	1,218	3,925
Registration and filing fees	99,881	70,425	55,645	100,039
Shareholder communications	200,508	62,766	1,967	20,182
Transfer agent fees	516,358	312,641	11,736	143,872
Recoupment of investment advisory fees previously waived	—	—	—	11,972
Miscellaneous expenses	162,094	53,286	7,602	9,822
Total expenses	17,231,472	7,915,954	335,209	1,724,796
Less waivers and/or reimbursements (Note 5)	(18,313)	(23,426)	(44,499)	(51,290)
Net expenses	17,213,159	7,892,528	290,710	1,673,506
Net investment income (loss)	(8,327,330)	(43,632)	201,787	(1,038,384)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	256,624,172	98,718,841	7,924,649	6,225,848
Net realized loss on written options	—	—	(12,559)	—
Net change in unrealized appreciation(depreciation) on investments and foreign currency translations	(15,775,934)	(53,402,467)	(6,192,919)	15,017,109
Net change in unrealized appreciation on written options	—	—	37,441	—
Total realized and unrealized gain	240,848,238	45,316,374	1,756,612	21,242,957
Net Increase in net assets resulting from operations	$232,520,908	$ 45,272,742	$ 1,958,399	$20,204,573
The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
Operations
Net investment income/(loss)	$ (8,327,330)	$ (5,858,482)	$ (43,632)	$ 109,511
Net realized gain on investments, written options, and foreign currency transactions	256,624,172	556,304,765	98,718,841	157,634,506
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	(15,775,934)	(212,344,132)	(53,402,467)	(1,572,341)
Net increase in net assets resulting from operations and foreign currency translations	232,520,908	338,102,151	45,272,742	156,171,676

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	(1,246)	(1,287,678)	(3,275,946)
Investor Class	—	—	—	(41)
Advisor Class	—	—	—	(51)
Institutional Class	—	—	—	—
Net Realized Gains:
Legacy Class	(219,516,396)	(598,507,009)	(115,863,711)	(2,568,833)
Investor Class	(3,083,406)	—	(174,302)	—
Advisor Class	(595,614)	—	(155,510)	—
Institutional Class	—	—	—	—
Decrease in net assets from distributions	(223,195,416)	(598,508,255)	(117,481,201)	(5,844,871)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(46,379,756)	192,310,546	(15,931,502)	(87,941,564)
Total increase (decrease) in net assets	(37,054,264)	(68,095,558)	(88,139,961)	62,385,241

Net Assets
Beginning of Year	2,044,849,567	2,112,945,125	766,907,862	704,522,621
End of Year*	$2,007,795,303	$2,044,849,567	$ 678,767,901	$766,907,862
*Includes accumulated undistributed (distributions in excess of) net investment income	$ —	$ —	$ (777,304)	$ 150,000
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	For the Period December 16, 2013 to June 30, 2014
Operations
Net investment income/(loss)	$ 201,787	$ 553,968	$ (1,038,384)	$ (49,643)
Net realized gain on investments, written options, and foreign currency transactions	7,912,090	2,242,362	6,225,848	1,120,438
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	(6,155,478)	2,899,378	15,017,109	884,741
Net increase in net assets resulting from operations and foreign currency translations	1,958,399	5,695,708	20,204,573	1,955,536

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(664,498)	(500,908)	—	—
Investor Class	(876)	(148)	—	—
Advisor Class	(2,071)	(145)	—	—
Institutional Class	—	—	—	—
Net Realized Gains:
Legacy Class	(5,535,693)	—	(836,030)	—
Investor Class	(7,536)	—	(939,505)	—
Advisor Class	(19,039)	—	(556,328)	—
Institutional Class	—	—	—	—
Decrease in net assets from distributions	(6,229,713)	(501,201)	(2,331,863)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	24,525,359	(184,365)	212,520,461	16,541,912
Total increase in net assets	20,254,045	5,010,142	230,393,171	18,497,448

Net Assets
Beginning of Year	33,707,300	28,697,158	18,497,448	—
End of Year*	$53,961,345	$33,707,300	$248,890,619	$18,497,448
*Includes accumulated undistributed net investment income	$ —	$ 481,813	$ —	$ —
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 37.86	$ 44.31	$ 45.06	$ 47.61	$ 33.94
Income from investment operations
Net investment income (loss)[1]	(0.15)	(0.11)	0.05	0.10	0.08
Net realized and unrealized gain	4.37	6.89	6.23	0.69	13.67
Net increase from investment operations	4.22	6.78	6.28	0.79	13.75
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.00) [2]	(0.15)	(0.07)	(0.07)
Distributions from net realized capital gains	(4.28)	(13.23)	(6.88)	(3.27)	(0.01)
Total distributions to shareholders	(4.28)	(13.23)	(7.03)	(3.34)	(0.08)
Redemption fees	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 37.80	$ 37.86	$ 44.31	$ 45.06	$ 47.61
Total return	11.85%	17.31%	15.54%	2.45%	40.51%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.27)%	0.11%	0.22%	0.18%
Ratio of expenses to average net assets:	0.84%	0.86%	0.87%	0.85%	0.81%

Supplemental Data
Net Assets, End of Period (000's)	$1,937,346	$2,021,197	$2,112,945	$2,484,084	$2,615,082
Portfolio Turnover Rate	46%	96%	37%	25%	26%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 37.78	$ 35.67	$ 37.72	$ 35.67
Income from investment operations
Net investment loss[2]	(0.27)	(0.16)	(0.41)	(0.21)
Net realized and unrealized gain	4.37	2.27	4.33	2.26
Net increase from investment operations	4.10	2.11	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(4.28)	(0.00) [3]	(4.28)	(0.00) [3]
Total distributions to shareholders	(4.28)	(0.00) [3]	(4.28)	(0.00) [3]
Redemption fees	0.01	0.00	0.01	0.00
Net asset value, end of period	$ 37.61	$ 37.78	$ 37.37	$ 37.72
Total return	11.56%	5.92% [4]	11.08%	5.75% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.73)%	(0.70)% [5]	(1.11)%	(0.93)% [5]
Ratio of expenses to average net assets:
Before fees waived	1.16%	1.30% [5]	1.69%	2.00% [5]
After fees waived[6]	1.16%	1.30% [5]	1.55%	1.55% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 42,062	$ 18,749	$ 8,812	$ 4,904
Portfolio Turnover Rate	46%	96% [4]	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Period Ended June 30, 2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 36.44
Income from investment operations
Net investment loss[2]	(0.04)
Net realized and unrealized gain	1.39
Net increase from investment operations	1.35
Less distributions to shareholders:
Distributions from net investment income	0.00
Distributions from net realized capital gains	0.00
Total distributions to shareholders	0.00
Net asset value, end of period	$ 37.79
Total return	3.70% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.21)% [4]
Ratio of expenses to average net assets:
Before fees waived	1.15% [4]
After fees waived[5]	0.90% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 19,575
Portfolio Turnover Rate	46% [3]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 45.52	$ 37.20	$ 30.60	$ 29.59	$ 22.80
Income from investment operations
Net investment income (loss)[1]	(0.00) [2]	0.01	0.14	0.09	0.10
Net realized and unrealized gain	2.66	8.63	6.57	1.05 [3]	6.77
Net increase from investment operations	2.66	8.64	6.71	1.14	6.87
Less distributions to shareholders:
Distributions from net investment income	(0.09)	(0.18)	(0.11)	(0.13)	(0.08)
Distributions from net realized capital gains	(7.65)	(0.14)	0.00	0.00	0.00
Total distributions to shareholders	(7.74)	(0.32)	(0.11)	(0.13)	(0.08)
Redemption fees	0.00 [2]	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 40.44	$ 45.52	$ 37.20	$ 30.60	$ 29.59
Total return	6.84%	23.31%	21.98%	3.89% [3]	30.13%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.01)%	0.01%	0.41%	0.31%	0.37%
Ratio of expenses to average net assets:	1.11%	1.13%	1.16%	1.14%	1.09%

Supplemental Data
Net Assets, End of Period (000's)	$677,138	$764,882	$704,523	$688,467	$869,312
Portfolio Turnover Rate	76%	67%	55%	20%	38%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized gains on investments per share would have been $0.99, and the total return would have been 3.69%.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 45.47	$ 42.64	$ 45.41	$ 42.64
Income from investment operations
Net investment loss[2]	(0.09)	(0.02)	(0.22)	(0.08)
Net realized and unrealized gain	2.66	3.03	2.68	3.02
Net increase from investment operations	2.57	3.01	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.18)	0.00	(0.17)
Distributions from net realized capital gains	(7.65)	(0.00)	(7.65)	(0.00)
Total distributions to shareholders	(7.65)	(0.18)	(7.65)	(0.17)
Redemption fees	0.01	0.00	0.00	0.00
Net asset value, end of period	$ 40.40	$ 45.47	$ 40.22	$ 45.41
Total return	6.67%	7.08% [3]	6.38%	6.91% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.21)%	(0.09)% [4]	(0.52)%	(0.30)% [4]
Ratio of expenses to average net assets:
Before fees waived	2.34%	3.51% [4]	3.46%	7.46% [4]
After fees waived[5]	1.35%	1.35% [4]	1.60%	1.60% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1,008	$ 1,564	$ 622	$ 462
Portfolio Turnover Rate	76%	67% [3]	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 14.59	$ 12.35	$ 10.71	$ 10.61	$ 8.51
Income from investment operations
Net investment income (loss)[1]	0.12	0.24	0.24	0.22	0.20
Net realized and unrealized gain	0.47	2.22	1.68	0.09	2.11
Net increase from investment operations	0.59	2.46	1.92	0.31	2.31
Less distributions to shareholders:
Distributions from net investment income	(0.25)	(0.22)	(0.28)	(0.21)	(0.21)
Distributions from net realized capital gains	(2.42)	0.00	0.00	0.00	0.00
Total distributions to shareholders	(2.67)	(0.22)	(0.28)	(0.21)	(0.21)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00	0.00
Net asset value, end of period	$ 12.51	$ 14.59	$ 12.35	$ 10.71	$ 10.61
Total return	4.46%	20.04%	18.28%	3.09%	27.30%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.88%	1.75%	2.08%	2.17%	2.04%
Ratio of expenses to average net assets:
Before fees waived	1.33%	1.37%	1.53%	1.41%	1.25%
After fees waived[3]	1.25%	1.25%	1.25%	1.25%	1.25% [4]

Supplemental Data
Net Assets, End of Period (000's)	$53,125	$ 33,649	$ 28,697	$30,744	$ 35,644
Portfolio Turnover Rate	266%	35%	44%	31%	29%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 5 to Financial Statements.
[4]	Includes fees waived, which were less than 0.01%.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014
	Investor Class	Investor Class[1]	Advisor Class	Advisor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.60	$ 13.87	$ 14.58	$ 13.87
Income from investment operations
Net investment income (loss)[2]	(0.02)	0.15	(0.02)	0.13
Net realized and unrealized gain	0.61	0.79	0.58	0.78
Net increase from investment operations	0.59	0.94	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.24)	(0.21)	(0.22)	(0.20)
Distributions from net realized capital gains	(2.42)	(0.00)	(2.42)	(0.00)
Total distributions to shareholders	(2.66)	(0.21)	(2.64)	(0.20)
Net asset value, end of period	$ 12.53	$ 14.60	$ 12.50	$ 14.58
Total return	4.44%	6.87% [3]	4.24%	6.69% [3]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.13)%	1.72% [4]	(0.11)%	1.55% [4]
Ratio of expenses to average net assets:
Before fees waived	16.83%	39.23% [4]	7.46%	132.38% [4]
After fees waived[5]	1.35%	1.35% [4]	1.60%	1.60% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 335	$ 45	$ 501	$ 13
Portfolio Turnover Rate	266%	35% [3]	266%	35% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014	For the Fiscal Year Ended June 30,2015	For the Period Ended June 30,2014
	Legacy Class	Legacy Class[1]	Investor Class	Investor Class[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.65	$ 10.00	$ 11.65	$ 10.00
Income from investment operations
Net investment loss[2]	(0.09)	(0.04)	(0.10)	(0.04)
Net realized and unrealized gain	1.72	1.69	1.73	1.69
Net increase from investment operations	1.63	1.65	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.30)	0.00	(0.30)	0.00
Total distributions to shareholders	(0.30)	0.00	(0.31)	0.00
Redemption fees	0.00 [3]	0.00	0.00	0.00
Net asset value, end of period	$ 12.98	$ 11.65	$ 12.97	$ 11.65
Total return	14.23%	16.50% [4]	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.69)%	(0.61)% [5]	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Before fees waived	1.24%	2.35% [5]	1.33%	3.63% [5]
After fees waived[6]	1.20%	1.20% [5]	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 59,459	$ 9,839	$131,211	$ 2,135
Portfolio Turnover Rate	45%	78% [4]	44%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For The Fiscal Year Ended June 30,2015	For The Period Ended June 30,2014	For The Period Ended June 30,2015
	Advisor Class	Advisor Class[1]	Institutional Class[2]
Per Share Operating Performance
Net asset value, beginning of period	$ 11.63	$ 10.00	$ 12.23
Income from investment operations
Net investment income (loss)[3]	(0.13)	(0.06)	(0.02)
Net realized and unrealized gain	1.71	1.69	0.77
Net increase from investment operations	1.58	1.63	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.30)	0.00	0.00
Total distributions to shareholders	(0.30)	0.00	0.00
Redemption fees	0.00 [4]	0.00	0.00
Net asset value, end of period	$ 12.91	$ 11.63	$ 12.98
Total return	13.82%	16.30% [5]	6.13% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.09)%	(1.01)% [6]	(0.29)% [6]
Ratio of expenses to average net assets:
Before fees waived	1.69%	2.99% [6]	2.03% [6]
After fees waived[7]	1.60%	1.60% [6]	1.10% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 45,186	$ 6,524	$ 13,035
Portfolio Turnover Rate	44%	78% [5]	44% [5]

[1]	Commenced operations on December 16, 2013.
[2]	Commenced operations on December 24, 2014.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 5 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Year ended June 30, 2015

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland Corporation.
The Meridian Funds offer four share classes: Legacy Class Shares, Investor Class Shares, Advisor Class Shares and Institutional Class Shares. As of June 30, 2015, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Advisor Class and Investor Class Shares are available for purchase through financial intermediary platforms. All Classes are sold without a sales charge and have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class and Advisor Class Shares are subject to shareholder servicing and sub-transfer agent fees. Advisor Class Shares are also subject to certain expenses related to the distribution of these shares. See Note 11 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The Funds’ Board of Directors (the “Board”), and the Board and shareholders of Jordan Opportunity Fund (the “Target Fund”), approved the reorganization of the Target Fund into the Equity Income Fund pursuant to which the Equity Income Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Legacy Class shares of the Equity Income Fund.
Each shareholder of the Target Fund received Legacy Class shares of the Equity Income Fund in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on June 12, 2015, less the costs of the Target Fund’s reorganization.
The reorganization was accomplished by a tax-free exchange of shares of the Equity Income Fund in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior To Reorganization	Conversion Ratio	Shares of Equity Income Fund
Jordan Opportunity Fund	2,510,536	1.327805	3,333,502
The Target Fund’s net assets and composition of net assets on June 12, 2015, the date of the reorganization, were as follows:
Target Fund	Paid-In Capital	Distributions in Excess of Net Investment Income	Realized Gain/Loss	Net Unrealized Appreciation/ Depreciation	Net Assets
Jordan Opportunity Fund	$40,461,298	$(312,518)	$324,647	$1,636,531	$42,109,958
For financial reporting purposes, assets received and shares issued by the Equity Income Fund were recorded at fair value. However, cost basis of the investments being received from the Target Fund were carried forward to align ongoing reporting of the Equity Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

The net assets of the Equity Income Fund before the acquisition were $12,805,664. The aggregate net assets of the Equity Income Fund immediately after the acquisition amounted to $54,027,472. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:
Target Fund	Fair Value of Investments	Cost of Investments
Jordan Opportunity Fund	$42,122,077	$40,485,547
The purpose of this transaction was to combine two separately managed funds with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on June 15, 2015.
Assuming the acquisition had been completed on July 1, 2014 the beginning of the fiscal reporting period of the Equity Income Fund, the pro forma results of operations for the period ended June 30, 2015, are as follows:
•	Net investment loss: $(149,432)
•	Net realized and change in unrealized gain/loss on investments: $4,396,282
•	Net increase in net assets resulting from operations: $4,246,850
Because the combined investment portfolio has been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate amounts of revenue and earnings of the Target Fund that have been included in the Equity Income Fund’s Statement of Operations since June 12, 2015.
Reorganization costs incurred by the Equity Income Fund in connection with the reorganization were paid by Arrowpoint Asset Management, LLC (the “Adviser”).
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange (NYSE) is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2015 is as follows:

Valuation Inputs	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Level 1 - Quoted Prices*	$1,819,512,500	$620,831,849	$41,594,673	$224,066,114
Level 2 - Other Significant Observable Inputs	—	—	504,375	—
Level 3 - Significant Unobservable Inputs	—	—	—	—
Total Market Value of Investments	$1,819,512,500	$620,831,849	$42,099,048	$224,066,114
Call Options Written (Level 1)	$ —	$ —	$ (18,390)	$ —

*	Level 1 investments are comprised of common stock with industry classifications as defined on the Schedule of Investments.
The Funds recognize transfers between levels as of the end of the period. During the fiscal year ended June 30, 2015 there were no reportable transfers between levels.
d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2.	Capital Shares Transactions: Transactions in capital shares were as follows:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

	Year Ended June 30, 2015[1]		Year Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	6,497,797	$ 240,532,008	10,014,988	$ 393,045,340
Shares issued from reinvestment of distributions	6,062,601	215,889,243	16,379,845	581,156,891
Redemption fees	—	20,823	—	57,692
Shares redeemed	(14,697,527)	(549,202,740)	(20,688,964)	(804,765,033)
Net increase/(decrease)	(2,137,129)	$ (92,760,666)	5,705,869	$ 169,494,890
Investor Class
Shares sold	920,727	$ 34,143,889	544,259	$ 20,321,746
Shares issued from reinvestment of distributions	83,780	2,973,367	—	—
Redemption fees	—	9,917	—	3,821
Shares redeemed	(382,401)	(14,102,596)	(47,960)	(2,225,053)
Net increase	622,106	$ 23,024,577	496,299	$ 18,100,514
Advisor Class
Shares sold	176,885	$ 6,547,088	146,597	$ 5,320,397
Shares issued from reinvestment of distributions	15,188	536,592	—	—
Redemption fees	—	1,509	—	1,301
Shares redeemed	(86,276)	(3,194,129)	(16,577)	(606,556)
Net increase	105,797	$ 3,891,060	130,020	$ 4,715,142
Institutional Class
Shares sold	521,290	$ 19,592,273	—	$ —
Shares issued from reinvestment of distributions	—	—	—	—
Shares redeemed	(3,366)	(127,000)	—	—
Net increase	517,924	$ 19,465,273	—	$ —

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

	Year Ended June 30, 2015[1]		Year Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	126,877	$ 5,277,730	241,010	$ 10,132,026
Shares issued from reinvestment of distributions	2,985,897	113,941,819	134,284	5,700,050
Redemption fees	—	8,643	—	10,129
Shares redeemed	(3,171,397)	(134,972,919)	(2,512,845)	(105,721,357)
Net decrease	(58,623)	$ (15,744,727)	(2,137,551)	$ (89,879,152)
Investor Class
Shares sold	3,360	$ 141,443	34,399	$ 1,500,479
Shares issued from reinvestment of distributions	3,732	142,308	1	54
Redemption fees	—	139	—	—
Shares redeemed	(16,549)	(727,305)	—	—
Net increase/(decrease)	(9,457)	$ (443,415)	34,400	$ 1,500,533
Advisor Class
Shares sold	13,232	$ 582,725	10,182	$ 438,766
Shares issued from reinvestment of distributions	2,821	107,325	1	39
Shares redeemed	(10,759)	(433,410)	(18)	(1,750)
Net increase	5,294	$ 256,640	10,165	$ 437,055

Equity Income Fund:
Legacy Class
Shares sold	3,698,867 [3]	$45,005,167 [3]	53,466	$ 735,117
Shares issued from reinvestment of distributions	490,554	6,112,916	36,708	494,457
Redemption fees	—	198	—	542
Shares redeemed	(2,249,917)	(27,399,494)	(107,442)	(1,469,985)
Net increase/(decrease)	1,939,504	$ 23,718,787	(17,268)	$ (239,869)
Investor Class
Shares sold	22,979	$ 291,957	3,098	$ 43,105
Shares issued from reinvestment of distributions	674	8,412	11	148
Shares redeemed	—	—	—	—
Net increase	23,653	$ 300,369	3,109	$ 43,253
Advisor Class
Shares sold	48,390	$ 634,811	885	$ 12,285
Shares issued from reinvestment of distributions	1,696	21,110	11	145
Redemption fees	—	—	—	2
Shares redeemed	(10,910)	(149,718)	(13)	(181)
Net increase	39,176	$ 506,203	883	$ 12,251

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

	Year Ended June 30, 2015[1]		Year Ended June 30, 2014[2]
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	3,852,242	$ 46,370,426	844,877	$8,575,976
Shares issued from reinvestment of distributions	70,018	835,314	—	—
Redemption fees	—	1,241	—	—
Shares redeemed	(185,662)	(2,261,922)	(339)	(3,739)
Net increase	3,736,598	$ 44,945,059	844,538	$8,572,237
Investor Class
Shares sold	11,475,007	$138,940,112	183,546	$1,977,647
Shares issued from reinvestment of distributions	65,822	784,601	—	—
Redemption fees	—	58,412	—	—
Shares redeemed	(1,610,523)	(20,312,792)	(241)	(2,514)
Net increase	9,930,306	$119,470,333	183,305	$1,975,133
Advisor Class
Shares sold	3,469,892	$ 41,768,471	606,032	$6,471,230
Shares issued from reinvestment of distributions	45,993	546,859	—	—
Redemption fees	—	4,039	—	588
Shares redeemed	(576,238)	(7,063,995)	(45,099)	(477,276)
Net increase	2,939,647	$ 35,255,374	560,933	$5,994,542
Institutional Class
Shares sold	1,008,763	$ 12,908,934	—	$ —
Shares issued from reinvestment of distributions	—	—	—	—
Shares redeemed	(4,797)	(59,239)	—	—
Net increase	1,003,966	$ 12,849,695	—	$ —

[1]	For the twelve months ending June 30, 2015 for Legacy, Investor, and Advisor Class Shares of all Funds. For the period from December 24, 2014 for the Institutional Class Shares for the Growth and Small Cap Growth Funds.
[2]	For the twelve month period ending June 30, 2014 for Legacy Class Shares of the Growth, Contrarian, and Equity Income Funds. For the period from November 15, 2013 for Institutional and Advisor Class Shares for the Growth, Contrarian, and Equity Income Funds. For the period from December 16, 2013 for all Classes of Small Cap Growth Fund.
[3]	Includes shares and dollars issued in connection with reorganization of the Target Fund in the amount of 3,333,502 shares and $42,122,077, respectively.
3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2015, were as follows:

	Purchases	Proceeds from Sales
Growth Fund	$843,925,650	$1,154,056,746
Contrarian Fund	$499,900,865	$ 630,708,056
Equity Income Fund	$ 63,350,817	$ 60,041,566
Small Cap Growth Fund	$233,786,260	$ 47,536,966

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

4.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Transactions in options written during the year ended June 30, 2015, were as follows:

Meridian Equity Income Fund	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	—	$ —
Options written	567	250,571
Options terminated in closing purchase transactions	(486)	(193,507)
Options expired	(9)	(1,233)
Options exercised	—	—
Options outstanding at June 30, 2015	72	$ 55,831
As of June 30, 2015, the value of equity option positions written can be found in the Statement of Assets and Liabilities under Liabilities, Call options written. For the year ended June 30, 2015, the effect of equity option positions written can be found in the Statement of Operations under Realized and Unrealized Gain (Loss), Net realized loss on written options and Net change in unrealized appreciation on written options.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

Debt Securities Risk: Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.

Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daild Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%

Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Advisor shares: Each Fund has entered into and adopted a Distribution Plan for Advisor Class shares. Under the Distribution Plan, the Funds may pay Destra Capital Investments LLC (the “Distributor”), an affiliate of the Adviser, and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Advisor Class at an annual rate of up to 0.25% of average daily net assets for Advisor Class Shares.
Shareholder Servicing Plan for Investor and Advisor Class shares: Each Fund has entered into and adopted a Shareholder Services Plan for Investor Class and Advisor Class shares. Under the Shareholder Services Plan, Destra Capital Investments LLC may be paid up to 0.25% of the average daily net assets attributable to the Investor Class and Advisor Class of the Funds, for personal/liaison and related shareholder servicing and support services. With respect to the Contrarian and Small Cap Growth Funds, the Board has determined that the Investor Class and Advisor Class will pay 0.05% of the average daily net assets. See Note 11 for further information on additional share classes and changes to shareholder servicing and distribution plans.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2015.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2015
Growth Fund
Investor Class	1.30%	$ —
Advisor Class	1.55%	$ 8,383
Institutional Class	0.90%	$ 9,930
Contrarian Fund
Investor Class	1.35%	$10,946
Advisor Class	1.60%	$12,480
Equity Income Fund
Legacy Class	1.25%	$17,471
Investor Class	1.35%	$13,130
Advisor Class	1.60%	$13,898
Small Cap Growth Fund
Legacy Class	1.20%	$14,331
Investor Class	1.35%	$ —
Advisor Class	1.60%	$22,327
Institutional Class	1.10%	$14,632
For a period not to exceed three years from the date on which a waiver or reimbursement of expenses in excess of the expense limitation is made by the Adviser, the Funds will carry forward, and may repay the Adviser such amounts; provided the Funds are able to effect such reimbursement and maintain the expense limitation.
At June 30, 2015, the balance of carried forward recoupable expenses along with the year of expiration for each Fund and Class of shares were as follows:
	Expiration June 30, 2015,
	2016	2017	2018
Growth Fund	—	$ 7,178	$18,313
Contrarian Fund	—	16,794	23,426
Equity Income Fund	$75,932	54,486	44,499
Small Cap Growth Fund	—	77,336	51,290
Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the year ended June 30, 2015, the Adviser recouped $11,972 from the Small Cap Growth Investor Class.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in person Committee meeting.

Meridian Funds	59	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2015 is as follows:

	2015 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	$77,347,939	$145,847,477	$223,195,416
Contrarian Fund	880,964	116,600,237	117,481,201
Equity Income Fund	635,031	5,594,682	6,229,713
Small Cap Growth Fund	2,331,863	—	2,331,863
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2015, the Funds did not incur any interest or penalties.
Permanent differences, incurred during the year ended June 30, 2015, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain/(loss) as follows:

	(Decrease) Paid-in-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Growth Fund	—	$8,327,330	$(8,327,330)
Contrarian Fund	—	404,006	(404,006)
Equity Income Fund	$(2,654)	(16,155)	18,809
Small Cap Growth Fund	—	1,038,384	(1,038,384)
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2015 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,616,183,480	$312,579,083	$(109,250,063)	$203,329,020
Contrarian Fund	517,018,297	115,023,405	(11,209,853)	103,813,552
Equity Income Fund	40,287,957	2,768,013	(956,922)	1,811,091
Small Cap Growth Fund	208,547,823	24,332,566	(8,814,275)	15,518,291

	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Equity Income Fund	Small Cap Growth Fund
Undistributed ordinary income	$ 38,193,978	—	—	$ 3,839,170
Capital loss carry forward	—	—	—	—
Undistributed long-term capital gains	143,302,654	$ 78,934,769	$1,957,387	472,034
Unrealized appreciation/(depreciation)	203,329,020	103,813,552	1,848,532	15,518,291
Qualified late year deferred losses	—	(777,304)	—	—
Total Accumulated Earnings/(Losses)	$384,825,652	$181,971,017	$3,805,919	$19,829,495

Meridian Funds	60	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Year ended June 30, 2015

The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales and straddles and investment adjustments in partnerships.
The Equity Income Fund utilized capital loss carryover of $356,142.
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Other Matters: As of April 9, 2010, the Adviser and certain affiliated entities became defendants in a lawsuit brought by another company alleging trademark infringement, unfair competition and related claims. The complaint alleges that the Adviser’s and affiliated entities’ use of their Arrowpoint trademark and the Arrowpoint logo infringes the rights of the plaintiff in various trademarks that it uses. The complaint seeks injunctive relief requiring the Adviser and the affiliated entities to cease use of the Arrowpoint trademark and logo and unspecified monetary damages, which the plaintiff claims to be unable to quantify. The Adviser has responded to the lawsuit in the United States District Court for the District of Delaware by denying the material allegations of the compliant and opposing the plaintiff’s motion for a preliminary injunction, which is now pending before the Court.
The Adviser believes the complaint to be without legal merit and intends to defend against it vigorously. Any legal costs associated with the compliant will be borne by the Adviser, and not the Meridian Funds. While an outcome regarding the complaint is unknown at this time, the Adviser believes that this complaint should not have a material effect on its operations or impair its ability to perform its duties to the Meridian Funds.
11.	Subsequent Events: On July 1, 2015, the Funds launched two new classes of shares: Class A Shares (formerly known as the Advisor Class Shares) and Class C Shares.
Also effective July 1, 2015, the shareholder servicing fees was reduced for the Investor Class Shares and the Adviser Class Shares (now Class A) from 0.25% to 0.05%. Going forward, the Investor Class Shares, Class A Shares and Class C Shares will be charged an annual shareholding servicing fee of 0.05% under the revised Shareholder Servicing Plan. Class A Shares and Class C Shares will additionally incur charges under a Distribution Plan at annual rates of 0.25% and 1.00%, respectively.
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

Meridian Funds	61	www.meridianfund.com

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Meridian Fund, Inc.:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and Meridian Small Cap Growth Fund (constituting Meridian Fund, Inc., hereafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
August 26, 2015

Meridian Funds	62	www.meridianfund.com

Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (70)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	Window Pane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund.)

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold, CFA (47)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015; President of Dividend Capital Diversified Property Fund from January 2008 to January 2013.	4	MidFirst Bank –Colorado Advisory Member, The Children's Hospital of Colorado Finance Committee
John S. Emrich, CFA (47)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co- Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms, LLC, June 2012 to present.	4	None
Michael S. Erickson (63)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present.	4	None
James Bernard Glavin (80)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	None
Edward F. Keely (48)	Director	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (48)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, Arrowpoint Asset Management, LLC
Rick Grove (46)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management, LLC
Derek Mullins (41)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since September 5, 2013	Director of Operations, Arrowpoint Asset Management, LLC
Katie Jones (31)	Assistant Treasurer	Indefinite; Since August 12, 2014	Controller, Arrowpoint Asset Management, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian Funds	63	www.meridianfund.com

Meridian Fund, Inc.
2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2016. Please consult your tax advisor for proper treatment of this information.
For the period July 01, 2014 to June 30, 2015, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, and Equity Income Fund reported $145,847,477, $116,600,237, and $5,594,682, respectively, as long-term capital gain distribution for the year ended June 30, 2015.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2015 as qualifying for the corporate dividends-received deduction:
Growth Fund	12.81%
Contrarian Fund	100.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	6.81%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2015 as qualified dividend income (QDI):
Growth Fund	13.59%
Contrarian Fund	100.00%
Equity Income Fund	100.00%
Small Cap Growth Fund	6.96%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.
U.S. Government interest:
Growth Fund	0.00%
Contrarian Fund	0.00%
Equity Income Fund	0.00%
Small Cap Growth Fund	0.00%

Meridian Funds	64	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Basis Point (or bp): A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.
Black Swan: An event or occurrence that deviates beyond what is normally expected of a situation and that would be extremely difficult to predict. This term was popularized by Nassim Nicholas Taleb, a finance professor and former Wall Street trader.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.
Earnings Per Share: The portion of a company's profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company's profitability.
EBITDA: An acronym for "earnings before interest, taxes, depreciation and amortization." EBITDA is most commonly used when equating profitability and efficiency ratios for firms because it eliminates the effects of financing and accounting decisions.
Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.
Moore’s Law: An observation made by Intel co-founder Gordon Moore in 1965. He noticed that the number of transistors per square inch on integrated circuits had doubled every year since their invention. Moore's law predicts that this trend will continue into the foreseeable future.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	65	www.meridianfund.com

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2014
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
Arrowpoint Asset Management LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
Destra Capital Investments LLC
One North Wacker Drive, 48th Floor
Chicago, IL 60606
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA
Custodian
The Bank of New York Mellon
2 Hanson Place, 7th Floor
Brooklyn, NY 11217
Counsel
Davis Graham & Stubbs LLP
1550 Seventeenth Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Three Embarcadero Center
San Francisco, CA 94111
Directors and Officers
Directors
James B. Glavin, Chairman
Guy M. Arnold
John Emrich
Michael S. Erickson
Edward Keely
Michael Stolper*
Officers
David Corkins, President
Derek Mullins, Treasurer
Richard Grove, Vice President, Secretary & Chief Compliance Officer
Katie Jones, Assistant Treasurer
*Non-interested Director

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $137,800 in 2015 and $122,800 in 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2015 and $0 in 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,480 in 2015 and $31,220 in 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.	Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2015 and $0 in 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	August 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date	August 26, 2015

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date	August 26, 2015

*	Print the name and title of each signing officer under his or her signature.